General and Administrative Expenses	12 Months Ended
Dec. 31, 2020
General and Administrative Expenses
General and Administrative Expenses

17. General and Administrative Expenses

An analysis of general and administrative expenses is as follows:

	For the year ended
	December 31,
	2018	2019	2020
Employee costs	20,980	24,863	24,051
Share-based compensation (Note 22)	5,216	5,107	5,486
Other expenses	15,797	17,415	17,712
Total	41,993	47,385	47,249

General and administrative expenses include restructuring costs comprising of termination benefits, accelerated amortization for stock plan and restructuring obligation, of $5,312 for the year ended December 31, 2020 ($4,702 for the year ended December 31, 2019) pursuant to management’s decision to relocate more of its employees including several members of senior management to the Piraeus, Greece office and to close the Stamford, Connecticut office.